PREFERRED SECURITIES FUND

Class	T
Ticker Symbol(s)	PPBTX
Principal Funds, Inc. Summary Prospectus December 31, 2017 as amended June 18, 2018
On June 12, 2018, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the redemption and termination of Class T Shares. Effective June 15, 2018, Class T Shares of the Fund will no longer be available for purchase, and the Distribution and/or Service (12b-1) Fees for Class T will be eliminated. Following the close of business on or about August 24, 2018, Class T Shares of the Fund will be redeemed at net asset value without the imposition of a sales charge or any other charge, proceeds will be sent to shareholders of record, and the share class will terminate.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated December 31, 2017 and supplemented March, 16, 2018 and June 18, 2018 and the Statement of Additional Information dated December 31, 2017 and supplemented January 30, 2018, March 16, 2018, April 17, 2018 and June 18, 2018 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class T shares of the Fund. You may qualify for sales charge discounts for purchases of at least $250,000 in Class T shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “The Costs of Investing” beginning on page 31 of the Fund’s prospectus.
Shareholder Fees (fees paid directly from your investment)

Share Class
T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
T
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.22%
Total Annual Fund Operating Expenses	1.17%
Expense Reimbursement (2)	(0.10)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.07%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.07% for Class T. It is expected that the expense limit will continue through the period ending December 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class T	$356	$603	$868	$1,626
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 16.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in preferred securities at the time of purchase. Preferred securities typically include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets.
The Fund also invests in contingent convertible securities (“Cocos”), which are hybrid debt securities typically issued by non-US banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised.
Preferred securities purchased by the Fund are of companies with senior debt rated at the time of purchase BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of those selecting such investments. The Fund also invests up to 40% of its assets in below investment grade preferred securities and bonds (sometimes

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called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those selecting such investments will determine whether the bond is of a quality comparable to those rated below investment grade). The Fund invests in other debt obligations, including (but not limited to) U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund invests in foreign securities.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the financial services (i.e., banking, insurance and commercial finance) industry.
During the fiscal year ended August 31, 2017, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	65.05% in securities rated Baa	0.00% in securities rated Caa	0.00% in securities rated D
0.18% in securities rated Aa	20.84% in securities rated Ba	0.00% in securities rated Ca	1.04% in securities not rated
10.00% in securities rated A	2.89% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may result in the fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

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Financial Services. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

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Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
Using the historical performance of the Fund's Institutional Class shares, adjusted as described below, the bar chart shows the investment returns of the Fund’s Class T shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class T shares; if they did, results would be lower. The table shows, for the Fund's Class T shares and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class T shares (June 12, 2017), the performance shown in the bar chart and table for Class T shares is that of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses of Class T. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold May 1, 2002. The Institutional Class shares, which are not presented in this prospectus, would have substantially similar annual returns because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.

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Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	38.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(20.97)%
(1) The year-to-date return as of September 30, 2017 was 9.22% for Class T shares.

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Class T Return Before Taxes	0.81%	7.19%	5.61%
Class T Return After Taxes on Distributions	(0.87)%	4.83%	3.32%
Class T Return After Taxes on Distributions and Sale of Fund Shares	1.25%	4.82%	3.54%
ICE BofA Merrill Lynch U.S. All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	3.81%	N/A	N/A
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Advisor:
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers:
Spectrum Asset Management, Inc.

•	Fernando (“Fred”) Diaz (since 2010), Portfolio Manager

•	Roberto Giangregorio (since 2010), Portfolio Manager

•	L. Phillip Jacoby, IV (since 2002), Chief Investment Officer and Portfolio Manager

•	Manu Krishnan (since 2010), Portfolio Manager

•	Mark A. Lieb (since 2009), President and Chief Executive Officer

•	Kevin Nugent (since 2014), Vice President and Portfolio Manager

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Purchase and Sale of Fund Shares

Investment Type	Purchase Minimum Per Fund
Initial Investment	$1,000(1)
Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
Subsequent Investments	$100(1)

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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